                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  July 3, 1996
                   (Date of Report - earliest event reported)




                           DURA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)




           CALIFORNIA               000-19809                    95-3645543
 (State or other jurisdiction      (Commission              (I.R.S. Employer
      of incorporation)            File Number)             Identification No.)



             5880 PACIFIC CENTER BLVD., SAN DIEGO, CALIFORNIA 92121
               (Address of principal executive offices) (Zip Code)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE IS (619) 457-2553






                                                        (Total of 40 pages)
                                                Exhibit Index located on page 10

Item 2.   Acquisition or Disposition of Assets

          On June 17, 1996, Dura Pharmaceuticals, Inc. ("Dura" or the "Company") signed an agreement with Procter & Gamble Pharmaceuticals, Inc. ("P&G") to acquire the rights to the Entex(R) products, consisting of four prescription upper respiratory drugs (the "Entex Products"). The acquisition closed on July 3, 1996. The purchase price of $45.0 million in cash consisted of $25.0 million paid at closing and $20.0 million due on July 3, 1997.

          The Entex Products generated U.S. and Canadian sales for P&G in 1993, 1994 and 1995 of approximately $64.8 million, $58.7 million and $42.4 million, respectively, and direct product cost of sales in 1993, 1994 and 1995 of approximately $4.4 million, $3.0 million and $3.1 million, respectively. P&G will manufacture the Entex Products for the Company under a separate supply agreement. The Company expects the supply agreement with P&G to increase the Entex products' future cost of sales as a percent of sales revenue by approximately six percent as compared to its historical percentages. The Entex Products, which represent an extension of the Company's existing line of prescription pharmaceuticals, will be promoted primarily through the distribution of samples to the same respiratory physician specialists currently targeted by the Company's existing national pharmaceutical sales force. The Company does not expect future selling, general and administrative expenses, exclusive of the sample costs and amortization of the acquired rights to the Entex Products, to be impacted significantly from the selling of the Entex Products.

          P&G, located in Cincinnati, Ohio, is a manufacturer and marketer of pharmaceutical products.

Item 7.   Financial Statements and Exhibits

       b. Pro Forma Financial Information:

          The following pro forma balance sheet and statements of operations combine Dura, the current acquisition of the Entex Products, the acquisition of the Furadantin(R) product rights in May 1996, and the previously reported 1995 acquisitions of Health Script, Dura Delivery Systems, Inc., and the Rondec(R) products (as reported in prior Current Reports on Form 8-K) as of March 31, 1996 and the results of their operations for the three months ended March 31, 1996 and the year ended December 31, 1995 as if the acquisitions had taken place on January 1, 1995. The Dura financial information included in the pro forma balance sheet as of March 31, 1996 and the pro forma statement of operations for the three months ended March 31, 1996 was previously reported in Dura's Form 10-Q for the quarter ended March 31, 1996. The Dura financial information included in the pro forma statement of operations for the year ended December 31, 1995 was previously reported in Dura's Form 10-K, as amended, for the year ended December 31, 1995. In the opinion of management, all pro forma adjustments necessary to state fairly such pro forma financial information have been made. The per share data and weighted average number of common and common equivalent shares have been adjusted to reflect the stock in the form of a 100% stock dividend effective July 1, 1996. The computations of net income (loss) per share are unchanged on a fully-diluted basis for all periods presented.

          The pro forma balance sheet and statements of operations should be read in conjunction with the notes included in this report. The pro forma financial information is not necessarily indicative of what the actual financial results would have been had the acquisitions occurred on January 1, 1995. In addition, the pro forma financial information does not purport to indicate the results of future operations or financial position of the Company from the acquisition date forward.

     c. Exhibits:

          2.1 Agreement for Purchase and Sale of Entex Assets dated June 17, 1996 between Dura and P&G (the "Purchase Agreement"). The Exhibits and Schedules referenced in the Purchase Agreement have not been included because they are either disclosed in such agreement or would not be material to an investment decision. They will be provided to the Commission upon request.

          99.1      Press Release dated June 17, 1996 issued by Dura.

DURA PHARMACEUTICALS, INC.                                             ITEM 7b.

PRO FORMA BALANCE SHEET (UNAUDITED)
MARCH 31, 1996
IN THOUSANDS

                                                                              Pro Forma
                                                                              Adjustments
                                                                               Increase                  Pro Forma
ASSETS                                                         Dura           (Decrease)                  Results
Current Assets:
   Cash and cash equivalents                               $    21,008                                 $    21,008
   Short-term investments                                       40,972          (28,500)  a.,d.             12,472
   Accounts and other receivables                                9,227                                       9,227
   Inventory                                                     3,540                                       3,540
   Prepaid and other                                               527                                         527
                                                            ----------       -----------               -----------
         Total current assets                                   75,274          (28,500)                   46,774
Property                                                        17,623                                     17,623
License Agreements and Product Rights                           38,639           52,000   a.,d.            90,639
Goodwill                                                         6,970                                      6,970
Other                                                            8,467                                      8,467
                                                            ----------       -----------               -----------
TOTAL                                                      $   146,973       $   23,500                $  170,473
                                                           ===========       ===========               ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
   Accounts payable                                        $     8,717                                 $    8,717
   Accrued wages, taxes and benefits                             1,540                                      1,540
   Current portion of long-term obligations                      6,311       $   23,500   a.,d.            29,811
                                                            ----------       -----------               -----------
         Total current liabilities                              16,568           23,500                    40,068
                                                            ----------       -----------               -----------
Long-Term Obligations:
   Notes payable - bank                                          6,471                                      6,471
   Other long-term obligations                                   8,974                                      8,974
                                                            ----------       -----------               -----------
         Total long-term obligations                            15,445                                     15,445
Other Non-Current Liabilities                                      828                                        828
                                                             ----------       -----------               -----------
         Total liabilities                                      32,841           23,500                    40,068
                                                            ----------       -----------               -----------

Shareholders' Equity:
   Common stock                                                217,354                                    217,354
   Accumulated deficit                                         (99,263)                                   (99,263)
   Unrealized loss on investments                                  (38)                                       (38)
   Warrant subscriptions receivable                             (3,921)                                    (3,921)
                                                            ----------       -----------               -----------
         Total shareholders' equity                            114,132                                    114,132
                                                            ----------       -----------               -----------
TOTAL                                                      $   146,973      $   23,500                 $  170,473
                                                           ===========      ==========                 ==========

See notes to pro forma financial statements for description of pro forma adjustments.

DURA PHARMACEUTICALS, INC.

PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE THREE MONTHS ENDED MARCH 31, 1996
IN THOUSANDS, EXCEPT PER SHARE DATA

                                                                        Pro Forma
                                                                       Adjustments
                                                                         Increase                 Pro Forma
                                                Dura                    (Decrease)                 Results
REVENUES:
Sales                                          $ 14,055                  $ 8,785  b.,e.          $ 22,840
Contract                                          4,532                                             4,532
                                               --------                 --------                 ---------
                Total revenues                   18,587                    8,785                   27,372
                                               --------                 --------                 ---------

OPERATING COSTS AND
EXPENSES:
Cost of sales                                     3,623                      984  b.,e.             4,607
Clinical, development and regulatory              3,399                                             3,399
Selling, general and administrative               7,740                    3,326  b.,c.,f.         11,066
Goodwill amortization                               113                                               113
                                               --------                 --------                 ---------
         Total operating costs and
                  expenses                       14,875                    4,310                   19,185
                                               --------                 --------                 ---------

OPERATING INCOME                                  3,712                    4,475                    8,187
                                               --------                 --------                 ---------

OTHER :
   Interest income                                  909                                               909
   Interest expense                                (294)                                             (294)
                                               --------                 --------                 ---------
         Total other                                615                      -0-                      615
                                               --------                 --------                 ---------

INCOME BEFORE INCOME TAXES                        4,327                    4,475                    8,802
PROVISION FOR INCOME TAXES                          270                      433  b.,e.               703
                                               --------                 --------                 ---------

NET INCOME                                     $  4,057                 $  4,042                 $  8,099
                                               ========                 ========                 ========

NET INCOME  PER SHARE                          $   0.11                                          $   0.23

WEIGHTED AVERAGE COMMON
   AND COMMON EQUIVALENT
   SHARES                                        35,700                                            35,700


See notes to pro forma financial statements for description of pro forma adjustments.

DURA PHARMACEUTICALS, INC.

PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 1995
IN THOUSANDS, EXCEPT PER SHARE DATA

                                                                      Pro Forma
                                                                     Adjustments
                                                                      Increase                 Pro Forma
                                                     Dura            (Decrease)                 Results
REVENUES:
Sales                                             $ 39,308          $51,871  b.,e.              $91,179
Contract                                            12,194          (7,762)  e.                   4,432
                                                   -------          --------                    -------
                Total revenues                      51,502           44,109                      95,611
                                                   -------          --------                    -------
OPERATING COSTS AND
EXPENSES:
Cost of sales                                       10,618            5,374  b.,e.               15,992
Clinical, development and regulatory                 8,408              311  e.                   8,719
Selling, general and administrative                 25,580           21,422  b.,c.,e.,f.         47,002
Goodwill amortization                                  375               86  h.                     461
Charge for acquired in-process
     technology and purchase options                43,773          (30,773) e.                  13,000
                                                   -------          --------                    -------
         Total operating costs and
                  expenses                          88,754          (3,580)                      85,174
                                                   -------          --------                    -------
OPERATING INCOME (LOSS)                           (37,252)           47,689                      10,437
                                                   -------          --------                    -------
OTHER :
   Interest income                                   2,768              345  i.                   3,113
   Interest expense                                   (906)          (1,131) e.,g.               (2,037)
   Other income                                         18                                           18
                                                   -------          --------                    -------
         Total other                                 1,880             (786)                      1,094
                                                   -------          --------                    -------

INCOME  (LOSS) BEFORE                              (35,372)           46,903                     11,531
INCOME TAXES
PROVISION FOR INCOME TAXES                             406             1,574  b.,e.               1,980
                                                   -------          --------                    -------

NET INCOME (LOSS)                                 $(35,778)         $ 45,329                    $9,551
                                                  ========          ========                    ======

NET INCOME  (LOSS) PER SHARE                      $  (1.53)                                     $ 0.31

WEIGHTED AVERAGE COMMON
   AND COMMON EQUIVALENT
   SHARES                                           23,440             7,711 j.,k.              31,151

See notes to pro forma financial statements for description of pro forma adjustments.

DURA PHARMACEUTICALS, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED) IN THOUSANDS

On June 17, 1996, Dura Pharmaceuticals, Inc. ("Dura" or the "Company") signed an agreement with Procter & Gamble Pharmaceuticals, Inc. ("P&G") to acquire the rights to the Entex(R) Products, consisting of four prescription upper respiratory drugs (the "Entex products"). The acquisition closed on July 3, 1996. The following pro forma adjustments reflect the impact from the acquisition as if it had occurred on January 1, 1995.


a.   Adjustment to record acquired product rights.
     Product rights                                        $ 45,000
           Short-term investments                                            $ 25,000
           Other obligations                                                 $ 20,000

b. Adjustments to record Entex product sales, cost of sales and related product activities.

     Three Months Ended March 31, 1996
     ---------------------------------
     Cash - net                                            $  6,300
     Cost of sales                                         $    830
     Marketing expenses (SG&A)                             $    590
     Provision for income taxes                            $    402
           Sales revenues                                                    $  8,122

     Year Ended December 31, 1995
     ----------------------------
     Cash - net                                             $32,791
     Cost of sales                                          $ 3,138
     Marketing expenses (SG&A)                              $ 5,104
     Provision for income taxes                             $ 1,366
           Sales revenues                                                    $ 42,397

c.   Adjustments to amortize acquired product rights.

     Three Months Ended March 31, 1996
     ---------------------------------
     Amortization expense (SG&A)                            $  2,648
           Product rights                                                    $  2,648

     Year Ended December 31, 1995
     ----------------------------
     Amortization expense (SG&A)                            $ 13,821
           Product rights                                                    $ 13,821


On May 7, 1996, Dura acquired the Furadatin(R) product rights from P&G for $7.0 million. On December 29, 1995, the Company acquired Dura Delivery Systems, Inc. ("DDSI"), and as a result of the acquisition, DDSI is now a wholly-owned subsidiary of Dura. On June 14, 1995, Dura signed an agreement with the Ross Products Division of Abbott Laboratories to acquire the U.S. rights to the Rondec(R) products, consisting of six prescription cough/cold drugs. On March 22, 1995, Dura acquired the common stock of Health Script Pharmacy Services, Inc. and certain assets of Quintex, Ltd. (collectively "Health Script"). The following pro forma adjustments reflect the impact from these acquisitions as if they had occurred on January 1, 1995.

d. Adjustment to record acquired product rights.


   Product rights                                         $ 7,000
           Short-term investments                                              $ 3,500
           Other obligations                                                   $ 3,500

e. Adjustments to record operating activities of acquired companies and product rights, and to eliminate the non- recurring charges resulting from the acquisition of DDSI.


   Three Months Ended March 31, 1996
   ---------------------------------
   Cash - net                                             $   478
   Cost of sales                                          $   154
   Provision for income taxes                             $    31
           Sales revenues                                                      $   663

   Year Ended December 31, 1995
   ----------------------------
   Cash                                                   $ 5,967
   Cost of sales                                          $ 2,236
   Clinical, development & regulatory                     $   311
   Marketing expenses (SG&A)                              $ 1,497
   Interest Expense                                       $   671
   Provision for income taxes                             $   208
   Contract revenue                                       $ 7,762
   Accumulated deficit                                    $21,595
           Charge for acquired in-process options                              $ 30,773
           Sales revenues                                                      $  9,474

f. Adjustments to amortize acquired product rights.

   Three Months Ended March 31, 1996
   ---------------------------------
   Amortization expenses (SG&A)                           $    88
           Product Rights                                                      $     88

   Year Ended December 31, 1995
   ----------------------------
   Amortization expenses (SG&A)                           $ 1,000
           Product Rights                                                      $  1,000

g. Adjustments to amortize discount on long-term obligations.

   Year Ended December 31, 1995
   ----------------------------
   Interest expense                                       $   460
           Discount on long-term obligations                                   $    460

h. Adjustment to record amortization of acquired intangibles.

   Year Ended December 31, 1995
   ----------------------------
   Goodwill amortization expense                          $   86
           Goodwill                                                            $     86

i. Adjustment to record interest income on short-term investments.

   Year Ended December 31, 1995
   ----------------------------
   Cash and cash equivalents                              $  345
           Interest income                                                          $  345

j. Shares of Dura common stock issued to acquire DDSI.

k. Dilutive effect of common stock equivalents resulting from pro forma net income versus Dura net loss.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DURA PHARMACEUTICALS, INC.





Date:  July 17, 1996                           /S/ MITCHELL R. WOODBURY
       -------------                          ----------------------------------
                                                    Mitchell R. Woodbury
                                              Vice President and General Counsel




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
                           DURA PHARMACEUTICALS, INC.
                                    FORM 8-K
                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION

2.1   Agreement for Purchase and Sale of Entex Assets dated
      June 17, 1996 between Dura and Procter & Gamble (the
      "Purchase Agreement").

99.1  Press Release dated June 17, 1996 issued by Dura.